                                EXHIBIT 10(b)

                                                           EXECUTION COUNTERPART


                  COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT



COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT (this "Assignment"), dated as of April 20, 1994, between ATLANTIC SOUTHEAST AIRLINES, INC., a Georgia corporation (the "Assignor"), and TRUST COMPANY BANK, a Georgia banking corporation (the "Lender")

                              W I T N E S S E T H


        WHEREAS, the Assignor and ATR (as hereinafter defined) are parties to the Purchase Agreement (as hereinafter defined), providing, among other things, for the delivery by ATR to the Assignor of certain aircraft, engines and related equipment, including the Aircraft (as hereinafter defined) covered by the Security Agreements (as hereinafter defined); and

        WHEREAS, pursuant to the Credit Agreement (as hereinafter defined), the Lender will extend loans to the Assignor for the purchase of the Aircraft; and

        WHEREAS, on the terms and conditions hereof and of the Consent and Agreement (as hereinafter defined), the Assignor desires to assign to the Lender the Assignor's rights, title and interest under the Purchase Agreement as it relates to the Aircraft, as security for Assignor's obligations to Lender pursuant to the Credit Agreement;

        WHEREAS, ATR is willing to execute and deliver its Consent and Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

        1. Defined Terms. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

        "Aircraft" shall mean the ATR 72-212 aircraft, bearing manufacturer's serial numbers 405, 387, 395 and 413, delivered under the Purchase Agreement, including the two Pratt Whitney Model 127 engines and the Hamilton Standard propellers installed on such aircraft on the date of delivery thereof pursuant to the Purchase Agreement.

           "ATR" shall mean Avions De Transport Regional, a French groupement d'interet economique, and its successors and assigns.

           "Consent and Agreement" shall mean the Consent and Agreement of ATR attached hereto, as amended, modified or supplemented from time to time.

           "Bill of Sale" shall mean the bill of sale for the Aircraft to be delivered by ATR.

           "Credit Agreement" shall mean the Credit Agreement, dated as of April 20, 1994, between the Lender and Assignor, as amended, modified or supplemented from time to time.

           "Event of Default" shall mean an "Event of Default" as defined in the Credit Agreement.

           "Notes" shall have the meaning ascribed thereto in the Credit Agreement.

           "Security Agreements" shall mean the Security Agreements delivered to the Lender pursuant to the terms of the Credit Agreement with respect to the Aircraft, as amended, modified or supplemented from time to time.

           "Purchase Agreement" shall mean the ATR 72 Purchase Agreement, dated as of February 10, 1993, between the Assignor and ATR, together with all exhibits, appendices and letter agreements thereto and all amendments, waivers and consents granted thereunder.

           All other terms used herein in capitalized form that are defined in the Credit Agreement shall, when used herein, have the meanings specified in the Credit Agreement.

           2. Assignment. (a) Generally. As collateral security for its obligations pursuant to the Credit Agreement, the Notes and the Security Agreements, subject to the terms and conditions of this Assignment, the Assignor does hereby sell, assign, transfer, pledge and set over unto the Lender all of the Assignor's right, title and interest in and to the Purchase Agreement, as and to the extent that the same relates to the Aircraft and the operation thereof, including, without limitation, in such assignment to the Lender (A) all claims for damages in respect of such Aircraft arising as a result of any default by ATR under the Purchase Agreement including, without limitation, all warranty, service life policy and indemnity provisions in the Purchase Agreement in respect of the Aircraft and all claims thereunder and (B) any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft, including all warranty and indemnification provisions in the Purchase Agreement and claims thereunder with respect to the Aircraft; reserving to the Assignor, however, (1) all the Assignor's rights and interests in and to the Purchase Agreement as and to the extent that the Purchase Agreement relates to aircraft other than the Aircraft and the purchase and operation of such aircraft and to the extent that the Purchase Agreement relates to any other matters not directly pertaining to the Aircraft, (2) all the Assignor's rights and interests in or arising out of any payments, advance payments or deposits made or to be made by the Assignor in respect of the Aircraft under the Purchase Agreement or amounts credited or to be credited or paid or to be paid by ATR to the Assignor in respect of the Aircraft or otherwise (other than warranty or indemnification or service life claims), (3) the rights to demand, accept and retain all rights in and to all property, data and service that ATR is obligated to provide or does provide pursuant to the Purchase Agreement (other than the Aircraft and property data and service with respect to the Aircraft), and (4) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

        (b) Assignment of Rights. Following the occurrence and during the continuation of an Event of Default, the Lender may, to the exclusion of the Assignor, subject to the exclusions of subparagraphs (1), (2), (3) and (4) of paragraph (a) above, exercise in its own or the Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement and may retain any recovery or benefit resulting from the enforcement of any warranty or indemnity in respect of the Aircraft. Any payments or amounts that, pursuant to the preceding sentence, would have been required to be paid to the Assignor by ATR but for the existence of an Event of Default (and which have been paid to the Lender by ATR) may be held by the Lender and may be applied by the Lender as provided in the Credit Agreement and shall, at such time as there shall not be existing any Event of Default and to the extent not used to cure any Event of Default, be paid over to the Assignor.

        (c) Acceptance of Assignment. Subject to the terms hereof, the Lender accepts the assignment contained in Section 2 hereof.

        (d) Requirement of Notice to ATR. For all purposes of this Assignment, ATR shall not be deemed to have knowledge of and need not recognize any Event of Default or the remedy thereof unless and until ATR shall have received written notice thereof from the Lender addressed to its head office at 1, Allee Pierre Nadot, 31712 Blagnac Cedex, France and, in acting in accordance with the terms of the Purchase Agreement and this Assignment, ATR may act with acquittance and conclusively rely upon any such notice. Promptly after all Events of Default have been remedied, the Lender shall so notify ATR.

        3. Certain Rights and Obligations of the Parties. (a) Assignor Remains Liable. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) the Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by the Lender of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that such exercise by the Lender shall constitute performance of such duties and obligations; and (c) except as provided in the next succeeding paragraph, the Lender shall not have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of the Assignor under the Purchase Agreement or to make any payment or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

        (b) Lender Bound by Purchase Agreement. Without in any way releasing the Assignor from any of its duties or obligations under the Purchase Agreement, the Lender confirms for the benefit of ATR that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to, and be binding upon, the Lender to the extent of its respective interests assigned hereunder to the same extent as the Assignor.

        (c) Limit of Effect of this Assignment. Nothing contained herein shall
(i) subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or (ii) modify in any respect the contract rights of ATR thereunder (except as provided in the attached Consent and Agreement) or
(iii) require ATR to divest itself of title to or possession of an Aircraft until delivery thereof and full payment therefore as provided in the Purchase Agreement.

        (d) Appointment as Attorney-in-Fact. The Assignor does hereby constitute, effective at any time after the Lender has declared the Credit Agreement to be in default (or the Credit Agreement shall be deemed to be declared in default pursuant to the terms thereof) and thereafter so long as any Event of Default shall be continuing, the Lender and its successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned as provided in this Assignment and, for such period as the Lender, its successors and assigns, may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Lender, its successors and assigns, may deem to be necessary or advisable in the premises.

        4. Further Assurances. The Assignor and the Lender each agree that at any time and from time to time, upon the written request of any other party hereto, it will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.


        5. Assignor's Representations. Warranties and Covenants. The Assignor does hereby represent and warrant that (a) the Purchase Agreement, insofar as it relates to the Aircraft, is in full force and effect and is enforceable against the Assignor in accordance with its terms and the Assignor is not in default thereunder and (b) the Assignor has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement not assigned hereby, to anyone other than the Lender.

        6. No Amendment of Purchase Agreement. The Assignor agrees that it shall not enter into any agreement that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement to the detriment of the Lender in any material respect, without the prior written consent of the Lender.

        7. Execution of Assignment. This Assignment is executed by the Assignor and the Lender concurrently with the execution and delivery of the Credit Agreement.

        8. Confidentiality. The Lender shall hold all non-public information furnished by or on behalf of the Assignor or ATR with respect to the Purchase Agreement or this Assignment in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by any potential transferee or participant in connection with the contemplated transfer of any Borrowings or participations therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or to the attorneys or independent auditors of the Lender or with the consent of the Assignor and ATR.

        9. Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        10. GOVERNING LAW. THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

        11. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        12. Notices. All notices with respect to the matters contained herein shall be delivered in the manner and to the addresses provided in Section 9.02 of the Credit Agreement.

        13. No Oral Amendments. Neither this Assignment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against whom the enforcement of such termination, amendment, supplement, waiver or modification is sought.

        14. Termination of Assignment. In the event of the termination of the Commitment and the repayment in full of all outstanding obligations of the Assignor pursuant to the Loan Documents, this Assignment shall terminate and be of no further force or effect. Furthermore, to the extent that the purchase of any of the Aircraft is not financed by the Lender pursuant to a draw under the Commitment or is released from the lien of the Lender following a repayment of the Note relating thereto, such Aircraft shall no longer be included in the definition of "Aircraft" set forth herein; provided, however, for purposes of the Consent and Agreement, ATR shall presume that such financing has occurred and that such lien is continuing until such time as it receives written notice from the Lender to the contrary.

       IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.


                                        ASSIGNOR:

                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V. Sapp
                                            ------------------
                                            Ronald V. Sapp
                                            Chief Financial Officer



                                                      [CORPORATE SEAL]



                                        LENDER:

                                        TRUST COMPANY BANK


                                        By: /s/ Willem Hattink
                                            -------------------
                                            Willem Hattink
                                            First Vice President


                                        By: /s/ K. Scott Bazemore
                                            ---------------------
                                        Name:   K. Scott Bazemore
                                        Title:  Vice President